UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2025

Aura FAT Projects Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-901886	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Phillip Steet, #09-00, Royal One Phillip

Singapore, 048692

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +65-3135-1511

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

*Registrant was suspended from trading on Nasdaq on July 30, 2024 and a Form 25 was filed on March 5, 2025.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2025, Alex Bono and Greg Woszczalski (the “Board Appointees”) were appointed to serve as members of the board of directors (the “Board”) of Aura FAT Projects Acquisition Corp, a Cayman Islands exempt company limited by shares, with company registration number 384483 (the “Company”).

There are no arrangements or understandings between the Board Appointees and any other person pursuant to which he was appointed, nor are there any family relationships between him and any director or executive officer of the Company. He has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Biographical information for each of the Board Appointees is set forth below:

Alex Bono is a seasoned digital transformation leader with over 25 years of experience driving innovation in technology, AI, blockchain, and e-commerce. As a serial entrepreneur and C-suite executive, he has built high-growth companies to valuations exceeding $150 million, earning recognition as a “Top 50 Hong Kong Leader in Retail.” Since 2025, he has served as Chief Executive Officer of Hall Chadwick Acquisition Corp., a blank check company incorporated as a Cayman Islands exempted company for the purposes of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. Since 2023, Alex has served as Co-founder and Chief Executive Officer of ClustAI, an artificial intelligence solutions company focused on enterprise applications of AI. From 2020 to 2023, he served as Chief Digital Officer of DKSH Holding Ltd. (SIX: DKSH), a Swiss-listed company providing market expansion services across consumer goods, healthcare, performance materials, and technology. From 2017 to 2020, he was Chief Executive Officer of Habbitzz eCommerce, an online retail platform developed by PCCW Limited (SEHK: 0008), a Hong Kong-listed global telecommunications and IT solutions provider. He also served as Chief Growth Officer at JD.ID, the Indonesian e-commerce platform and subsidiary of JD.com, Inc. (Nasdaq: JD), a China-based e-commerce company. In addition, Alex served as a non-executive director of FAT Projects Acquisition Corp. (Nasdaq: FATP), a special purpose acquisition company, from 2021 to 2024. Alex is also an active investor in AI, blockchain, and fintech startups, bringing strategic insight to organizations navigating digital transformation. Alex is a Dean’s List MBA graduate from IE Business School with a Computer Engineering degree from Universidad Politécnica de Valencia.

Greg Woszczalski has over 25 years of experience working across various sectors of the small-to-medium enterprise (SME) market, with a focus on structuring and implementing cash flow and financing solutions, as well as advising on corporate restructuring. Since 2025, he has served as independent director of Hall Chadwick Acquisition Corp., a blank check company incorporated as a Cayman Islands exempted company for the purposes of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. Since 2023, Mr. Woszczalski has served as Executive Chairman of Dynamoney Limited (formerly Grow Finance), a leading non-bank business lender in Australia, which he co-founded in 2016. Under his leadership, the company was recognized as the fastest-growing company in Australia in 2021 by the AFR Fast 100 and was ranked among the top 10 fastest-growing companies in the Asia-Pacific region by the Financial Times in both 2022 and 2023. Prior to serving as Executive Chairman, Mr. Woszczalski was Director and Co-Chief Executive Officer of Dynamoney from 2020 – 2023. Before Dynamoney, Mr. Woszczalski co-founded 180 Group in 2003, which grew into a prominent non-bank lender and was later acquired by an ASX-listed entity in 2015. He began his career at Merrill Lynch, where he specialized in institutional debt and derivatives trading, working closely with the debt capital markets team and reporting to Merrill Lynch’s global division on debt market transactions and capital flows.

Mr. Woszczalski has served on the boards of various organizations, including ASX-listed Ovanti Ltd, the Turnaround Management Association of Australia, the Debtor and Invoice Finance Association of Australia and New Zealand, and several unlisted entities. He holds a Master of Business Administration (MBA), a Bachelor of Commerce (Economics), a Graduate Diploma in Financial Planning, and was previously a Registered Representative of the Sydney Futures Exchange. He also held U.S. Series 3 and Series 7 licenses.

Mr. Woszczalski has extensive experience in financial reporting, internal controls, and regulatory compliance, developed through over two decades of leadership in licensed and ASX-regulated financial services firms. He currently chairs the Audit and Risk Committee at Dynamoney Limited and has actively supervised financial officers and auditors in prior executive roles at 180 Group and Dynamoney Limited.

He has also worked closely with audit and compliance professionals to oversee accounting estimates, accruals, and reserves, and has implemented internal control frameworks aligned with COSO and ISO 31000 standards. While he has not filed reports under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, he has a strong working knowledge of U.S. GAAP, SEC, PCAOB, and AICPA principles.

He also brings board-level experience in cybersecurity, environmental sustainability, and climate-related risk, with these matters regularly addressed under his leadership at both Dynamoney Limited and 180 Group. We believe Mr. Woszczalski’s business experience and industry expertise make him qualified to serve on the board of directors.

Also, on December 19, 2025, Tristan Lo and David Andrada resigned from their positions on the Company’s Board (the “Director Resignations”). The Director Resignations were not the result of any disagreement with Company’s operations, policies, or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURA FAT PROJECTS ACQUISITION CORP

Date: January 12, 2026	By:	/s/ David Andrada
	Name:	David Andrada
	Title:	Co-Chief Executive Officer

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